                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
            SIX-MONTH DISTRIBUTION HISTORY       5
                          ASSET ALLOCATION       5
                       COUPON DISTRIBUTION       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      12
             NOTES TO FINANCIAL STATEMENTS      18
     FUND OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                        A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------
Six-month total return based on NAV(1)     2.13%      1.74%      1.74%
--------------------------------------------------------------------------
Six-month total return(2)                (2.75%)    (2.21%)       .75%
--------------------------------------------------------------------------
One-year total return(2)                 (3.21%)    (2.99%)     (.15%)
--------------------------------------------------------------------------
Five-year average annual total
return(2)                                  4.60%      4.60%      4.83%
--------------------------------------------------------------------------
Life-of-Fund average annual total                     4.25%(3,
return(2)                                  4.26%(3)         4)    3.67%
--------------------------------------------------------------------------
Commencement date                       10/06/92   10/06/92   04/12/93
--------------------------------------------------------------------------
Distribution rate(5)                       6.48%      6.03%      6.03%
--------------------------------------------------------------------------
SEC Yield(6)                               7.10%      6.67%      6.64%
--------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the end of the period.

(4) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(5) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

                      For additional Performance Summary disclosure, see Page 4.

Continued from Page 3.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0435
11/99                                                                           0.0435
12/99                                                                           0.0435
1/00                                                                            0.0435
2/00                                                                            0.0435
3/00                                                                            0.0435

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

ASSET ALLOCATION

(as a percentage of long-term investments)
    [BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
GNMA                                                                       14.50                              15.60
FNMA                                                                       18.50                              13.80
Treasury/Agency                                                            40.40                              46.30
CMO                                                                        12.10                              10.20
FHLMC                                                                       7.90                               7.30
Asset Backed                                                                6.60                               6.80

COUPON DISTRIBUTION

(as a percentage of long-term investments)
    [BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
5-5.9                                                                             0.00
6-6.9                                                                            39.10
7-7.9                                                                            20.70
8-8.9                                                                             6.90
9-9.9                                                                             7.60
10 or more                                                                       25.70

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. TED V. MUNDY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE JUNE 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000.

Q   DESCRIBE THE ENVIRONMENT IN
    WHICH THE FUND OPERATED DURING THE LAST SIX MONTHS.

A   Several factors affected prices
within the government securities market during the six months ended March 31, 2000. As the period began, concerns about potential Y2K computer problems were receding, causing credit spreads to contract. In the view of investors, fewer Y2K computer difficulties meant more economic stability, thus reducing the risk of holding non-Treasury securities. At the same time, the U.S. economy was picking up speed, prompting the Federal Reserve Board to continue raising interest rates. Higher short-term interest rates and concerns about inflation caused the yield on 10-year Treasury bonds to rise from 5.89 percent on September 30, 1999, to 6.8 percent in mid-January 2000. Because the price of a bond is inversely related to its interest rate, bond prices declined as interest rates rose.

    In mid-January, a new dynamic entered the government securities market: a Treasury buyback program. The robust pace of economic growth in recent years has overflowed the Treasury Department's coffers. As a result, the U.S. government has not only been able to run a budgetary surplus, but has started to pay down the national debt through the repurchase of Treasury securities. When it became clear early in the first quarter that the pace of the debt pay-down would exceed expectations, bond investors scurried to buy 30-year Treasury bonds while such securities were still available. This caused the yield on 30-year Treasuries to plummet, which in turn pulled down yields on 10-year Treasury notes as well. When the dust settled, the combination of Fed rate hikes and the perceived shortage of 30-year Treasury bonds created an "inverted" yield curve, in which longer-term yields were actually lower than their short-term counterparts. Historically, such a configuration is highly unusual.

Q   WHAT HAPPENED TO MORTGAGE-
    BACKED SECURITIES DURING THIS TIME?

A   As the reporting period began,
GNMAs with a 7 percent coupon were yielding 145 basis points more than 10-year Treasury notes, modestly above historical norms. This level was reached only after investors began to surmise in mid-1999 that the Y2K computer bug might be less problematic than previously believed. Spreads contracted further during the fourth quarter of 1999 as Y2K computer fears evaporated entirely, ultimately bottoming at 113 basis points in mid-January. Clearly, mortgage-backed securities outperformed the Treasury sector during the first half of the reporting period. Since then, however, strong demand for longer-term Treasuries has caused mortgage-backed securities to underperform.

Q   WHAT WERE YOUR STRATEGIES FOR
    MANAGING THE PORTFOLIO DURING THIS PERIOD?

A   We entered the reporting period
with a constructive outlook on mortgage securities. As a result, the portfolio was positioned to benefit when credit spreads narrowed and mortgages outperformed Treasuries. When spreads did in fact tighten during the fourth quarter of 1999, we subsequently reduced the Fund's exposure to mortgage-backed securities. Late in the year, we also increased the Fund's weighting in securities with longer maturities, in anticipation of a drop in long-term interest rates. The subsequent inversion of the yield curve worked to the benefit of the Fund. As the reporting period ended, the Fund had a modestly longer than neutral duration posture relative to its benchmark, in anticipation of further declines in long-term interest rates. The Fund also ended the period with a neutral weighting in mortgage products.

Q   HOW DID THE FUND PERFORM AS
    A RESULT?

A   For the six-month period ended
March 31, 2000, the U.S. Government Trust for Income generated a total return of
2.13 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Merrill Lynch Intermediate-Term Government Index posted a total return of
1.58 percent for the same period. This broad-based, unmanaged index measures the market performance of government securities with maturities between one and ten years, and it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. For additional performance results, please refer to the chart and footnotes on page 3.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MONTHS AHEAD?

A   Federal Reserve policy makers
have made it clear that the nation's central bank will continue to raise interest rates until economic activity slows markedly from current levels. While such rate increases may put upward pressure on short-term interest rates over the near term, we believe that the rate hikes will eventually slow economic growth without causing a recession. In that environment, short-term interest rates could begin to decline and mortgage-backed securities could outperform as economic uncertainty recedes. Accordingly, we will look for opportunities to accumulate mortgage securities in the portfolio and increase the Fund's exposure to the short end of the yield curve.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. For corporate bonds, short-term bonds usually mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                         MARKET
 (000)              DESCRIPTION            COUPON          MATURITY            VALUE
          ASSET-BACKED SECURITIES  7.2%
$3,441    Norwest Asset Securities Corp.,
          Series 1997-19 (a).............   7.250%               12/25/27   $  3,321,039
 3,823    Merrill Lynch Mortgage
          Investments, Inc. (a) .........   6.385                12/25/27      3,811,290
                                                                            ------------
          TOTAL ASSET-BACKED SECURITIES..................................      7,132,329
                                                                            ------------
          COLLATERALIZED MORTGAGE OBLIGATIONS  13.2%
 6,907    Residential Funding Mortgage
          Securities Investment, Series
          1998-S20 M1 (a)................   6.750                09/25/28      6,408,956
 7,308    Residential Funding Mortgage
          Securities Investment, Series
          1999-S2 M1 (a).................   6.500                01/25/29      6,641,363
                                                                            ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS......................     13,050,319
                                                                            ------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  44.6%
 7,086    Federal Home Loan Mortgage
          Corp. Gold 30 Year Pool (a)....   6.500    02/01/26 to 05/01/26      6,702,434
 1,737    Federal Home Loan Mortgage
          Corp. CMO, Series
          1992-FB (a)....................   6.462                09/15/27      1,738,997
 4,768    Federal National Mortgage
          Association, CMO, Series
          94-87F (a).....................   6.575                03/25/09      4,774,172
 8,000    Federal National Mortgage
          Association Medium Term
          Note (a).......................  11.875                05/19/00      8,056,880
 6,499    Federal National Mortgage
          Association Pool...............   7.000    11/01/29 to 02/01/30      6,246,108
   841    Federal National Mortgage
          Association Pool (a)...........   8.500    01/01/22 to 09/01/24        859,165
11,029    Government National Mortgage
          Association Pool...............   7.500    06/15/28 to 09/15/28     10,936,403
 2,362    Government National Mortgage
          Association Pool (a)...........   8.000    11/15/21 to 08/15/24      2,393,419

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                         MARKET
 (000)              DESCRIPTION            COUPON          MATURITY            VALUE
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$2,199    Government National Mortgage
          Association Pool (a)...........   9.000%   05/15/09 to 12/15/19   $  2,294,875
                                                                            ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  44.6%.......     44,002,453
                                                                            ------------
          UNITED STATES TREASURY OBLIGATIONS  44.1%
 1,500    United States Treasury Bonds...   7.625                 2/15/25      1,788,600
 3,300    United States Treasury Bonds
          (a)............................   8.750                05/15/17      4,170,078
 4,500    United States Treasury Bonds...   9.000                11/15/18      5,872,005
17,000    United States Treasury Bonds
          (a)............................  11.625    11/15/02 to 11/15/04     19,640,480
12,000    United States Treasury Notes...   6.500                02/28/02     11,994,240
                                                                            ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.......................     43,465,403
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  109.1%
  (Cost $111,665,082)....................................................    107,650,504
REPURCHASE AGREEMENT  2.4%
Goldman Sachs ($2,410,000 par collateralized by
U.S. Government obligations in a pooled cash account,
dated 03/31/00, to be sold on 04/03/00 at $2,411,245)
  (Cost $2,410,000)......................................................      2,410,000
                                                                            ------------
TOTAL INVESTMENTS  111.5%
  (Cost $114,075,082)....................................................    110,060,504
LIABILITIES IN EXCESS OF OTHER ASSETS  (11.5%)...........................    (11,377,366)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $ 98,683,138
                                                                            ============

(a) Assets segregated as collateral for open futures and forwards transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $114,075,082).......................  $110,060,504
Cash........................................................           628
Receivables:
  Interest..................................................     2,006,016
  Fund Shares Sold..........................................        15,274
  Variation Margin on Futures...............................        12,922
Other.......................................................        19,220
                                                              ------------
    Total Assets............................................   112,114,564
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    12,120,285
  Fund Shares Repurchased...................................       589,580
  Income Distributions......................................       394,433
  Distributor and Affiliates................................        53,378
  Investment Advisory Fee...................................        51,058
Trustees' Deferred Compensation and Retirement Plans........       109,152
Accrued Expenses............................................       100,301
Forward Commitments.........................................        13,239
                                                              ------------
    Total Liabilities.......................................    13,431,426
                                                              ------------
NET ASSETS..................................................  $ 98,683,138
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $157,652,835
Accumulated Undistributed Net Investment Income.............       244,167
Net Unrealized Depreciation.................................    (3,942,518)
Accumulated Net Realized Loss...............................   (55,271,346)
                                                              ------------
NET ASSETS..................................................  $ 98,683,138
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $70,979,547 and 9,257,463 shares of
    beneficial interest issued and outstanding).............  $       7.67
    Maximum sales charge (4.75%* of offering price).........           .38
                                                              ------------
    Maximum offering price to public........................  $       8.05
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,998,193 and 2,479,048 shares of
    beneficial interest issued and outstanding).............  $       7.66
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,705,398 and 1,136,373 shares of
    beneficial interest issued and outstanding).............  $       7.66
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,523,672
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      326,579
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $85,274, $142,009 and $46,729,
  respectively).............................................      274,012
Shareholder Services........................................       86,623
Trustees' Fees and Related Expenses.........................       29,491
Custody.....................................................       12,714
Legal.......................................................        4,150
Other.......................................................       96,506
                                                              -----------
    Total Expenses..........................................      830,075
    Less Credits Earned on Cash Balances....................        2,642
                                                              -----------
    Net Expenses............................................      827,433
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,696,239
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,441,314)
  Futures...................................................       34,572
  Forward Commitments.......................................     (215,644)
                                                              -----------
Net Realized Loss...........................................   (3,622,386)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (5,872,538)
                                                              -----------
  End of the Period:
    Investments.............................................   (4,014,578)
    Futures.................................................       85,299
    Forward Commitments.....................................      (13,239)
                                                              -----------
                                                               (3,942,518)
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,930,020
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,692,366)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,003,873
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2000     SEPTEMBER 30, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  3,696,239        $   8,715,590
Net Realized Loss................................     (3,622,386)          (2,295,907)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      1,930,020           (9,156,086)
                                                    ------------        -------------
Change in Net Assets from Operations.............      2,003,873           (2,736,403)
                                                    ------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................     (2,455,701)          (3,378,179)
  Class B Shares.................................       (860,700)          (4,495,665)
  Class C Shares.................................       (282,804)            (655,811)
                                                    ------------        -------------
                                                      (3,599,205)          (8,529,655)
                                                    ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,595,332)         (11,266,058)
                                                    ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     30,046,611           81,626,150
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,526,446            3,442,192
Cost of Shares Repurchased.......................    (51,027,493)        (103,777,091)
                                                    ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (19,454,436)         (18,708,749)
                                                    ------------        -------------
TOTAL DECREASE IN NET ASSETS.....................    (21,049,768)         (29,974,807)
NET ASSETS:
Beginning of the Period..........................    119,732,906          149,707,713
                                                    ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $244,167
  and $147,133, respectively)....................   $ 98,683,138        $ 119,732,906
                                                    ============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED             YEAR ENDED SEPTEMBER 30,
           CLASS A SHARES             MARCH 31,     ------------------------------------
                                         2000        1999      1998      1997      1996
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $7.768      $8.422    $8.193    $8.108    $ 8.38
                                        ------      ------    ------    ------    ------
  Net Investment Income.............      .265        .540      .595      .567      .565
  Net Realized and Unrealized
    Gain/Loss.......................     (.105)      (.656)     .184      .073     (.274)
                                        ------      ------    ------    ------    ------
Total from Investment Operations....      .160       (.116)     .779      .640      .291
                                        ------      ------    ------    ------    ------
Less Distributions from Net
  Investment Income.................      .261        .538      .550      .555      .563
                                        ------      ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $7.667      $7.768    $8.422    $8.193    $8.108
                                        ======      ======    ======    ======    ======

Total Return (a)....................    2.13%*      (1.34%)    9.87%     8.09%     3.57%
Net Assets at End of the Period (In
  millions).........................    $ 71.0      $ 69.2    $ 37.2    $ 38.3    $ 45.2
Ratio of Expenses to Average Net
  Assets (b)........................     1.27%       1.22%     1.16%     1.18%     1.13%
Ratio of Net Investment Income to
  Average Net Assets................     7.07%       6.88%     7.19%     6.95%     6.83%
Portfolio Turnover..................       89%*        85%      217%       82%      282%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% of contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED              YEAR ENDED SEPTEMBER 30,
           CLASS B SHARES             MARCH 31,     --------------------------------------
                                       2000 (C)     1999 (C)     1998      1997      1996
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $7.758       $8.412     $8.187    $8.104    $ 8.38
                                        ------       ------     ------    ------    ------
  Net Investment Income.............      .239         .490       .529      .505      .504
  Net Realized and Unrealized
    Gain/Loss.......................     (.102)       (.666)      .186      .073     (.277)
                                        ------       ------     ------    ------    ------
Total from Investment Operations....      .137        (.176)      .715      .578      .227
                                        ------       ------     ------    ------    ------
Less Distributions from Net
  Investment Income.................      .231         .478       .490      .495      .503
                                        ------       ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $7.664       $7.758     $8.412    $8.187    $8.104
                                        ======       ======     ======    ======    ======

Total Return (a)....................     1.74%*      (2.07%)     8.96%     7.43%     2.70%
Net Assets at End of the Period (In
  millions).........................    $ 19.0       $ 40.4     $101.2    $121.7    $150.8
Ratio of Expenses to Average Net
  Assets (b)........................     2.02%        1.96%      1.93%     1.94%     1.89%
Ratio of Net Investment Income to
  Average Net Assets................     6.32%        6.05%      6.40%     6.20%     6.08%
Portfolio Turnover..................       89%*         85%       217%       82%      282%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED              YEAR ENDED SEPTEMBER 30,
           CLASS C SHARES             MARCH 31,     --------------------------------------
                                         2000       1999 (C)     1998      1997      1996
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $7.758       $8.412     $8.186    $8.104    $ 8.38
                                        ------       ------     ------    ------    ------
  Net Investment Income.............      .241         .489       .529      .503      .502
  Net Realized and Unrealized
    Gain/Loss.......................     (.107)       (.665)      .187      .074     (.275)
                                        ------       ------     ------    ------    ------
Total from Investment Operations....      .134        (.176)      .716      .577      .227
                                        ------       ------     ------    ------    ------
Less Distributions from Net
  Investment Income.................      .231         .478       .490      .495      .503
                                        ------       ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $7.661       $7.758     $8.412    $8.186    $8.104
                                        ======       ======     ======    ======    ======

Total Return (a)....................     1.74%*      (2.07%)     8.96%     7.43%     2.70%
Net Assets at End of the Period (In
  millions).........................    $  8.7       $ 10.1     $ 11.3    $ 13.7    $ 18.6
Ratio of Expenses to Average Net
  Assets (b)........................     2.02%        1.97%      1.93%     1.94%     1.89%
Ratio of Net Investment Income to
  Average Net Assets................     6.32%        6.08%      6.41%     6.20%     6.08%
Portfolio Turnover..................       89%*         85%       217%       82%      282%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 2000, there were no when issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $114,075,082, the aggregate gross unrealized appreciation is $470,683 and the aggregate gross unrealized depreciation is $4,485,261, resulting in net unrealized depreciation on long- and short-term investments of $4,014,578.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

the loss and offset these losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $49,043,409 which will expire between September 30, 2003 and September 30, 2006. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1999.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $2,642 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

    Effective April 17, 2000, the Fund's Board of Trustees approved a change to the Fund's Investment Advisory Agreement. Under the new terms of the Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       $ PER ANNUM
First $500 million..........................................   .60 of 1%
Next $500 million...........................................   .55 of 1%
Over $1 billion.............................................   .50 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $4,200 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $18,100 representing Van Kampen Funds Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $59,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $86,155,966, $56,163,672 and $15,333,197 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   3,451,995    $ 26,348,604
  Class B................................................     375,439       2,870,582
  Class C................................................     108,782         827,425
                                                           ----------    ------------
Total Sales..............................................   3,936,216    $ 30,046,611
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     132,941    $  1,015,399
  Class B................................................      47,504         362,843
  Class C................................................      19,418         148,204
                                                           ----------    ------------
Total Dividend Reinvestment..............................     199,863    $  1,526,446
                                                           ==========    ============
Repurchases:
  Class A................................................  (3,235,010)   $(24,672,743)
  Class B................................................  (3,157,462)    (24,119,747)
  Class C................................................    (293,099)     (2,235,003)
                                                           ----------    ------------
Total Repurchases........................................  (6,685,571)   $(51,027,493)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $83,464,706, $77,049,994 and $16,592,571 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,393,826    $  66,973,779
  Class B...............................................    1,471,020       12,001,267
  Class C...............................................      324,468        2,651,104
                                                          -----------    -------------
Total Sales.............................................   10,189,314    $  81,626,150
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      165,012    $   1,314,796
  Class B...............................................      222,640        1,795,593
  Class C...............................................       41,347          331,803
                                                          -----------    -------------
Total Dividend Reinvestment.............................      428,999    $   3,442,192
                                                          ===========    =============
Repurchases:
  Class A...............................................   (4,072,147)   $ (32,336,095)
  Class B...............................................   (8,511,500)     (68,177,773)
  Class C...............................................     (404,425)      (3,263,223)
                                                          -----------    -------------
Total Repurchases.......................................  (12,988,072)   $(103,777,091)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 1,620,319 and 4,729,905 Class B shares converted to Class A shares, and are shown in the above tables as sales of Class A shares and repurchase of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares.

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,100 and CDSC on redeemed shares of approximately $33,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $104,805,698 and $125,313,576, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................        38
Futures Opened..............................................       275
Futures Closed..............................................      (200)
                                                                  ----
Outstanding at March 31, 2000...............................       113
                                                                  ====

    The futures contracts outstanding as of March 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    (DEPRECIATION)
LONG CONTRACTS
30-Year U.S. Treasury Bond Future, June 2000--(Current
  Notional Value of $94,320 per contract)...................      20         $  67,340
5-Year U.S. Treasury Note Future, June 2000--(Current
  Notional Value of $97,297 per contract)...................      68            81,831
                                                                 ---         ---------
                                                                  88         $ 149,171
                                                                 ---         ---------
SHORT CONTRACTS
10-Year U.S. Treasury Note Future, June 2000--(Current
  Notional Value of $95,523 per contract)...................      25         $ (63,872)
                                                                 ---         ---------
                                                                 113         $  85,299
                                                                 ===         =========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of March 31, 2000:

                                                                              UNREALIZED
PAR AMOUNT                                                      CURRENT      APPRECIATION/
  (000)                       DESCRIPTION                        VALUE       DEPRECIATION
 LONG CONTRACTS
  $4,000     FNMA April Forward, 6.00%.....................    $3,762,480      $ 13,730
SHORT CONTRACTS
   6,500     GNMA April Forward, 7.50%.....................     6,441,110       (26,969)
                                                                               --------
                                                                               $(13,239)
                                                                               ========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of March 31, 2000, the Fund has net realized losses on closed but unsettled forward contracts of $89,453 scheduled to settle on April 19, 2000. This amount is owed to two counterparties.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $137,600.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
203 N. LaSalle
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees, and the ratification of PricewaterhouseCoopers LLP as the independent public accountants.

1) With regard to the election of the following trustees:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  9,377,842             63,811
Jerry D. Choate........................................  9,377,842             63,811
Linda Hutton Heagy.....................................  9,381,990             59,663
R. Craig Kennedy.......................................  9,382,816             58,837
Mitchell M. Merin......................................  9,377,533             64,120
Jack E. Nelson.........................................  9,378,934             62,719
Richard F. Powers, III.................................  9,382,782             58,871
Phillip B. Rooney......................................  9,382,816             58,837
Fernando Sisto.........................................  9,378,934             62,719
Wayne W. Whalen........................................  9,378,934             62,719
Suzanne H. Woolsey.....................................  9,381,724             59,929
Paul G. Yovovich*......................................  9,382,816             58,837

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent public accountants for the Fund, 9,344,353 shares voted in favor of the proposal, 10,070 shares voted against, and 87,229 shares abstained.

* Effective April 14, 2000, Paul G. Yovovich resigned from the Board of
Trustees.